SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is May 17, 2022.

For Certain MFS® Funds

Effective July 1, 2022, the Class A initial sales charge table and following paragraph in the sub-section entitled "Sales Charges and Waivers and Reductions" under the main heading entitled "Description of Share Classes" are restated in their entirety as follows:
	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.25%	3.36%
$250,000 or more	None	None

*
Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A shares without an initial sales charge when you invest $250,000 or more in Class A shares. However, for purchasers other than Employer Retirement Plans, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase.

1048739                                 1                                                                                                                          MULTI-SUP-III-051722